TRIANGLE

PETROLEUM CORPORATION

Forward-Looking Statements

This presentation includes a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate" and "continue," or similar words. Those statements include statements regarding our and members of our management team's intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and our other reports filed with the U.S. Securities and Exchange Commission. These presentation materials should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Consolidated Financial Statements" and notes thereto in our Annual Report on Form 10-K for the fiscal year ended January 31, 2011 and our Quarterly Report on Form 10-Q for the fiscal quarter ended April 31, 2011. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, history of losses, uncertainty of drilling results, inability to acquire additional leasehold interests or other oil and natural gas properties, inability to manage growth in our business, inability to control properties we do not operate, inability to protect against certain liabilities associated with our properties, lack of diversification, substantial capital requirements and limited access to additional capital, competition in the oil and natural gas industry, global financial conditions, oil and natural gas realized prices, seasonal weather conditions, marketing and distribution of oil and natural gas, the influence of our significant stockholders, government regulation of the oil and natural gas industry, potential regulation affecting hydraulic fracturing, environmental regulations, including climate change regulations, uninsured or underinsured risks, aboriginal claims relating to our Canadian properties, defects in title to our oil and natural gas interests, material weakness in our internal accounting controls, and foreign currency exchange risks.

Prior to 2010, the SEC generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We use the terms "estimated ultimately recoverable," or EUR, "resource potential," "recoverable reserves" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of resource potential, recoverable reserves or estimated ultimately recoverable amounts do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. The methodology for resource potential, recoverable reserves or estimated ultimately recoverable amounts may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves.

Furthermore, the forward-looking statements contained in this presentation are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained herein are expressly qualified by this cautionary statement.

Triangle Petroleum - Summary

Exchange / Ticker:	**NYSE AMEX / TPLM**
Recent Stock Price:	**$6.47 per share (6/8/11)**
Shares Outstanding:	**42.9 million**
Cash:	**$145 million / No Debt (As of 4/13/11)**
Production:	**~200 bopd as of May 2011**



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Yahoo!
Sep 09
Jan 10
May 10
Sep 10
Jan 11
May 11
$3.30 – March 16, 2010
(2.8 mm shares)
Join Board
Dec. 2009
$5.50 – Nov. 5, 2010
(12.42 mm shares)
10:1 Reverse Split
Amex Listing
$7.50 – March 16, 2011
(18.975 mm shares)

Triangle Petroleum Overview

Key Metrics

- 72,000 net acres
  - Average cost to date, excluding Station Prospect ~$2,600 per net acre
  - 30,000 net acres in de-risked core
  - 42,000 net acres in Station Prospect
- Drilling inventory[1]
  - 400 net unrisked locations
  - Locations in areas of significant or increasing industry activity
- 12-month drilling program
  - 10.6 net wells
  - 75+ gross wells
  - $80 - $90 million drilling budget
- Deal Activity
  - Reviewing many opportunities
  - $50 million land budget total 2011, including Station Prospect



MONTANA
NORTH DAKOTA
Burke
Sheridan
Williams
Rough Rider
Roosevelt
Richland
Nesson Anticline
McKenzie
Dunn
Elm Coulee
Wibaux
Golden Valley
Billings
Lewis & Clark
Stark
Triangle Operated
Triangle Non-Operated
EOG & Other Non-Operated Recent Acres

Operated

- 9,000 net acres
  - Williams and McKenzie County, ND / Roosevelt County, MT
- 42,000 net acres
  - Station Prospect, Montana
- 12-month drilling plans
  - Initiate operated program with 2.6 net wells
  - Targeting 1 rig continuous program beginning in 4Q:11

Non-Operated

- 21,000 net acres
  - Primarily McKenzie County, ND
  - Non-op position generates reserves, production and cash flow to fund operated program and additional acreage acquisition
- 12-month drilling plans
  - 8.0 net wells

BUILDING MOMENTUM AND SCALE IN THE BAKKEN

(1) Management estimate.

Strategy and Execution

Strategy

- To build a position of scale in the core Bakken producing area
- Build distinct complementary growth channels, operated and non-operated
- To deliver superior returns to stockholders through conversion of resources to cash flow

Execution

- **Land** and **Legal** team on the ground, building acreage opportunity set
- **Commercial** and **Technical** teams in place to rapidly evaluate and add the "right acreage"
- **Operated** position planned to grow with drilling program beginning at the end of 2011
- Lever joint venture and partnership structures to lower cost
- Remain well capitalized
- Prepared to use stock for accretive acquisitions

Triangle Petroleum - Building Momentum in the Williston

Strategic Elements	Position / Target	Comments
➢ Build acreage position in core	➢ 72,000 net acres → +100,000 net acres	➢ Lease expiration, financial stress and operator's shift to development has created increasing deal activity
➢ Convert inventory of drilling locations into reserves and cash flow	➢ 0.3 PDP wells at YE:2010 / 9.0 - 11.0 PDP wells at YE:2011	➢ \$80 - \$90 million 12-month drilling budget
➢ Balance non-operated and operated leasehold positions	➢ ~70% operated→	➢ Commit to a one rig operated program commencing in 4Q:11 and continuing through 2012 ➢ Controls timing and direction
➢ Develop multi skilled management team	➢ Land, subsurface, commercial team in place	➢ Operating team being assembled
➢ Lever joint venture and partnership structures	➢ Oppenheimer / true JV's	➢ Develop mechanisms that allow for lower cost of entry and larger acreage positions

POSITIONS TRIANGLE TO BECOME WILLISTON "CORPORATE CLEARINGHOUSE"

Williston Basin Highlights

- Industry has substantially de-risked the play defining commercial boundaries
  - 8 million acre continuous oil accumulation
  - 4.9 - 6.2 billion barrels of estimated recoverable reserves from Bakken and Three Forks formations per USGS '08
  - Operations now saying 12-24 billion technically recoverable (Source: Continental Resources)
- Technology defines drainage patterns
  - Micro-seismic supporting up to 4 Bakken and 4 Three Forks locations per 1,280 unit
  - 25-30+ stage fracs on 9,500' - 10,000' laterals optimal
  - Advances continue with subsurface and infrastructure
- Type curve economics
  - EUR's: 500-700 Mboe
  - D&C: $7.5 - 8.0 million
  - IP Rates: Ave. 30 day IP rates of ~700 boe/d
  - ROR: 50%+ (using strip pricing)
  - Payback: <2 years

Bakken – Lodgepole TPS



50 miles

Source: USGS.

Estimated EUR Range 500-700 Mboe



Monthly Average Rate, Boepd
10,000
1,000
100
10
700 Mboe
500 Mboe

	Net PV10%	PV10%/$ Coverage	ROR	Undisc. Payout, yrs.	Economic Life, yrs.
500 Mboe	$6.7MM	1.8	41%	2.2	30.2
600 Mboe	$9.9MM	2.1	60%	1.6	32.3
700 Mboe	$13.1MM	2.5	92%	1.2	34.0

Source: BEXP (5-2011) presentation

Bakken Petroleum System



U.S.
CANADA
SW
MATURE
MARG. MATURE
IMMATURE
NE
Lodgepole (Top Seal)
"Bakken Kitchen"
Continuous, over-pressured oil trap
M Bakken
Three Forks
Nisku (Bottom Seal)
275 Miles

Source: Continental Resources Corporate Presentation

Bakken Type Log: Divide County, ND


Gamma Ray
Resistivity
Porosity
Lodgepole
Upper Shale
MB drilling target
Middle Bakken
Lower Shale
TFS drilling target
Three Forks
Mississippian
Devonian
~100 feet
8%

Source: Continental Resources Corporate Presentation

Bakken Shale & Three Forks Formation Density Drilling


2 Miles
10,000' BELOW SURFACE
LODGEPOLE
UPPER BAKKEN SHALE
MIDDLE BAKKEN
LOWER BAKKEN SHALE
THREE FORKS
1,320'
660'
660'
1,320'
WITH A 500'
STIMULATION RADIUS
10,000' BELOW SURFACE

- Dual-zone development
  - Anticipate four Bakken and four Three Forks wells per 1,280 acre unit

Source: Management estimates.

Long Laterals

Key Points

- As BEXP increased the number of stages, IP rates, production, and EURs trended upward
  - More effectively stimulated long laterals from toe to heel



40 Stage
20 Stage
~250' Spacing
~300' Spacing
~350' Spacing
~400' Spacing
~425' Spacing
~475' Spacing
Single Stage
10,000
1,000
100
10
Log-Rate, Bopd
0
25,000
50,000
75,000
100,000
125,000
150,000
175,000
200,000
225,000
Cumulative Oil, Bbls

Source: Brigham Exploration Corporate Presentation.

Rough Rider and Ross Sample Areas

Key Points

- Recently innovating with other elements which are also driving improved well performance

Rough Rider

- Recent wells generating improvement in performance over the historical average

Ross

- Recent record Bakken wells in Ross area, including highest IP and top 4 wells and 7 of top 10 wells in the Basin



2009
1H 2010
2H 2010 - Today
Rough Rider Sample Area
150,000
100,000
50,000
0
Cumulative Oil, Bbls
0
50
100
150
200
250
300
350
400
Time, Days
Ross Sample Area
250,000
200,000
150,000
100,000
50,000
0
Cumulative Oil, Bbls
0
50
100
150
200
250
300
350
400
Time, Days

Source: Brigham Exploration Corporate Presentation.

Current Activity and Drilling Inventory

	Operator	TPLM Net Acres	Target Formation	Unrisked Locations	12 Month Drilling Program Net Wells
Operated	TPLM	51,000	Bakken	160.0	2.6
			Three Forks	160.0	
Non-Operated	CLR / KOG / OAS / NFX / Petro Hunt / Slawson / Tracker / WLL / XTO	21,000	Bakken	66.0	8.0
			Three Forks	66.0	
	Total:	**72,000**		**464+**	**10.6**

- Over the next 12 months Triangle anticipates participating in 75+ gross (10.6 net) wells
- Participated in 35 wells to date (WI greater than 2%)
  - 5 wells producing
  - 6 wells drilling / completing
  - 9 wells to spud in the next 30 days
  - 12 wells permitted

TPLM Acreage – Planned Locations and Activity


Williams

- High level visibility on drilling activity
  - Expect to participate in 75+ gross (10.6 net) wells over the next 12-months
  - Future operated activity planned in Williams and McKenzie Counties; Montana

Triangle Acreage
Triangle Operated
Triangle Active OBO Wells
Triangle Permitted OBO Wells
SIGNIFICANT WELL

Source: Significant well data as reported by IHS Oil BOPD.

Williston Basin Oil Production



Colt Rail Terminal 1st Qtr 2012, 2013, 2014 (70 MBD)
Plains Bakken North 2nd Qtr 2013 (25 MBD)
Keystone XL 1st Qtr 2013 (100 MBD)
Enbridge Bakken Expansion 1st Qtr 2013 (120 MBD)
Plains Bakken North 4th Qtr 2012 (50 MBD)
Butte Pipeline Expansion 2nd Qtr 2012 (50 MBD)
Savage Rail Facility 2nd Qtr 2012 (20 MBD)
Hess Rail Facility 1st Qtr 2012 (120 MBD)
Butte Pipeline Expansion 2nd Qtr 2011 (20 MBD)
Enbridge Portal Link Project 1st Qtr 2011 (25 MBD)
Current Takeaway Capacity
Takeaway Capacity
Williston Basin Historical Oil Production
2nd Qtr 2011
Bo/day
1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Source: Brigham Exploration Corporate Presentation.

12-Month Capital Allocation Plan

12 Month Capital Allocation Plan

Preliminary 12-Month Drilling Budget	$	85.0
Land Acquisition Budget		50.0
G&G / Infrastructure		10.0
Working Capital		8.7
Total		**$153.7**


Working Capital $8.7
G&G / Infrastructure $10.0
Drilling Capital $85.0
Land Acquisition Budget $50.0

- Balance sheet positions the Company to:
  - Accelerate its development program with 10.6 net wells planned over the next 12-months
  - Provides $50 million for additional leasehold acquisition
  - Cash flow from operations is not included

Nova Scotia Overview – Continue to carry as option value

Nova Scotia - Maritimes Basin (412,924 net acres)



Fredricton
NEW BRUNSWICK
St. John
Moncton
PRINCE EDWARD ISLAND
Antigonish
Sheet Harbour
Windsor
NOVA SCOTIA
Yarmouth
Windsor Block
Maritimes & Northeast Pipeline

- **Unconventional Shale Gas Play:** Horton Bluff
  - Ryder Scott 2008 resource assessment confirms large resource potential
  - Other industry activity in basin includes: Southwestern Energy and Apache/Corridor
- **Conventional Structural Play:** Horton Bluff
  - Analogous to activity in New Brunswick
  - Currently marketing large structure and resource potential to industry partners

New Brunswick Activity Analogs



Stoney Creek
McCully
TRIASSIC-EARLY JURASSIC
MARITIMES BASIN: LATE DEVONIAN-PERMIAN
LATE ORDOVICIAN-EARLY DEVONIAN
New Brunswick
NB PLATFORM
Maine U.S.A.
CUMBERLAND
SYDNEY
100 km

Figure 4. Subbasins and general geology of the Maritimes Basin (after St. Peter, 2002)

McCully Field Analog



• The outline of the McCully producing area fits within the Windsor glass sand structure

Triangle Petroleum Summary

- Acquired 72,000 net acres in the core of the play at an average cost of <$2,600 per net acre, excluding Station Prospect. Target of +100,000 net acres
- Increasing industry activity in the play de-risks our acreage. Our partners are some of the best operators in the basin
- 10.6 net well program over the next 12-months. Plan to drill first operated well in 4Q:11
- Strong Balance Sheet, no debt, with fully funded 12-month drilling program and $50 million of excess liquidity to pursue additional opportunities in 2011
- Continue to seek additional joint venture and partnership structures to lower cost and creatively leverage capital
- Nova Scotia (412,924 net acre gas resource play) offers option value as we seek strategic partners

ECO-Pad® Technology



Source: Continental Resources Corporate Presentation